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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2003

AMYLIN PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19700 (Commission File No.)	33-0266089 (IRS Employer Identification No.)
9373 Towne Centre Drive San Diego, California 92122 (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (858) 552-2200

ITEM 5. OTHER EVENTS.

        Attached as Exhibit 1.1 hereto and incorporated by reference herein is the form of Underwriting Agreement by and among Amylin Pharmaceuticals, Inc. (the "Company"), and Goldman Sachs & Co., Lehman Brothers Inc., Morgan Stanley & Co., Inc., Banc of America Securities LLC and Fortis Securities Inc., as representatives of the several underwriters, to be used in connection with the proposed public offering of 9,200,000 shares (the "Offering Shares") of the Company's common stock, par value $.001 per share, and the granting of an over-allotment option to purchase 1,342,168 shares (which, together with the Offering Shares, are referred to herein as the "Shares") of the Company's common stock to the underwriters pursuant to the Company's Registration Statement on Form S-3 (File No. 333-101278). The Company filed with the Securities and Exchange Commission on January 10, 2003, a preliminary prospectus supplement dated January 10, 2003, relating to the issuance and sale of the Shares. Attached as Exhibit 5.1 is the opinion of Cooley Godward LLP relating to the legality of the Shares.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(C)    EXHIBITS.

Number	Description
1.1	Form of Underwriting Agreement by and among Amylin Pharmaceuticals, Inc., Goldman, Sachs & Co., Lehman Brothers Inc., Morgan Stanley & Co., Inc., Banc of America Securities LLC and Fortis Securities, Inc.
5.1	Opinion of Cooley Godward LLP.
23.1	Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYLIN PHARMACEUTICALS, INC.
Dated: January 17, 2003	By:	/s/ LLOYD A. ROWLAND Lloyd A. Rowland Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

1.1	Form of Underwriting Agreement by and among Amylin Pharmaceuticals, Inc., Goldman, Sachs & Co., Lehman Brothers Inc., Morgan Stanley & Co., Inc., Banc of America Securities LLC and Fortis Securities, Inc.
5.1	Opinion of Cooley Godward LLP.
23.1	Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1

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SIGNATURE
INDEX TO EXHIBITS